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                                                                Exhibit 2.2

PRELIMINARY COPY


                             LATEX RESOURCES, INC.

                      4200 EAST SKELLY DRIVE, SUITE 1000

                             TULSA, OKLAHOMA 74135


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints ________________ and _________________ as proxies ("Proxies") (to act by majority decision if more than one shall act), and each of them with full power of substitution, to vote all shares of Common Stock of LaTex Resources, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders thereof to be held on _____________ __, 1997, or at any adjournment thereof, as follows:


1. PROPOSAL TO APPROVE THE MERGER OF A SUBSIDIARY OF ALLIANCE RESOURCES PLC WITH AND INTO THE COMPANY, WITH THE COMPANY TO BECOME A WHOLLY OWNED SUBSIDIARY OF ALLIANCE RESOURCES PLC.


     [_]                       FOR      [_]    AGAINST      [_]   ABSTAIN


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE DATE, AND RETURN
     PROMPTLY


     The shares represented hereby will be voted in accordance with the specifications made. If no specification is made, this proxy will be voted FOR Proposal 1 and in accordance with the discretion of the person voting the proxy with respect to any other business properly before the meeting.


     Receipt of Notice of Special Meeting and Proxy Statement dated ____________, 1997 is hereby acknowledged.


                                           Dated:                    , 1997





                                                       Signature




                                                       Signature

                                             PLEASE SIGN EXACTLY AS NAME APPEARS
                                             HEREIN. JOINT OWNERS SHOULD EACH
                                             SIGN. WHEN SIGNING AS ATTORNEY,
                                             EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                             GUARDIAN, GIVE FULL TITLE AS SUCH.
                                             IF A CORPORATION, SIGN IN FULL
                                             CORPORATE NAME BY PRESIDENT OR
                                             OTHER AUTHORIZED OFFICER. IF A
                                             PARTNERSHIP, SIGN IN PARTNERSHIP
                                             NAME BY AUTHORIZED PERSON.
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        (Please mark, sign, date and return the proxy in the enclosed envelope.)